EXHIBIT 99.1

Srini Gopalan to Succeed Mike Sievert as

T-Mobile CEO on November 1, 2025

•	Srini Gopalan uniquely positioned to lead T-Mobile’s next era of growth and digital-first transformation

•

Mike Sievert hands CEO reins to Gopalan as the Un-carrier continues to deliver record growth and unprecedented financial performance — capping a tenure as the most value-creating CEO in global telecom history

•

Sievert appointed Vice Chairman of the Company and Board and will continue to serve on the management team in this new role, to advise the CEO and Board on matters of strategy, innovation, talent development and external relations

•

Transition is result of well-established succession planning process led by Sievert and Board of Directors to shape T-Mobile’s next Un-carrier chapter — while continuing to reinvent customer experiences, take share in wireless and broadband and maintain America’s best network with the best value

Srini Gopalan to Succeed Mike Sievert as T-Mobile CEO on November 1, 2025. Photo courtesy of T-Mobile

BELLEVUE, Wash. (September 22, 2025) – T-Mobile (NASDAQ: TMUS) today announced that it has named current Chief Operating Officer Srini Gopalan as T-Mobile’s next Chief Executive Officer, effective November 1, 2025. Gopalan will assume the role from Mike Sievert, who has been appointed to a newly created management position at T-Mobile, Vice Chairman.

As Vice Chairman, Sievert will continue in a management role and on the Board, to support T-Mobile’s CEO and leadership team, advising on matters of long-term strategy, innovation, talent development and external relations. This transition is consistent with the Board’s comprehensive succession planning process to continue T-Mobile’s growth strategy and the next era of Un-carrier leadership.

“I couldn’t be more excited to announce Srini Gopalan as our next CEO,” said Mike Sievert, CEO of T-Mobile. “When I recruited Srini to be our COO, I knew he had the skills, experience and Un-carrier mindset to lead our company into the future. Srini has been an incredible partner in shaping the future of T-Mobile as well as instrumental in leading our record growth this year and driving initiatives to serve customers in new ways and win them for life. One fact has become crystal clear: Srini is ready to lead. He is highly skilled, passionate and incredibly knowledgeable, and above all he is obsessed with taking our employee and customer experience to the next level. I have full trust and confidence in his vision for T-Mobile, and the Un-carrier’s ability to innovate to an even greater extent under his leadership.”

“I am honored and grateful for the trust Mike and the Board have placed in me, and for the opportunity to lead T-Mobile’s next chapter,” said Srini Gopalan, Chief Operating Officer and T-Mobile’s next CEO. “Mike has done a phenomenal job transforming T-Mobile into the world’s most successful telecom and a disruptive innovator for customers. By almost every possible metric, T-Mobile is better, stronger and faster today than when Mike took the helm nearly six years ago. I am so thankful for Mike’s partnership and mentorship and am committed to building on his legacy of putting the customer first — while disrupting the industry — as we continue to scale our winning Un-carrier strategy.”

Gopalan joined T-Mobile as Chief Operating Officer, an appointment made by Sievert and the Board following a well-established, multi-year succession planning process. Since that time, Gopalan has worked alongside Sievert and T-Mobile’s leadership team to deliver extraordinary results, while completing multiple acquisitions that bring new 5G and fiber network access to communities across the country and setting the stage for new growth vectors in adjacent markets — all with a singular focus: solving customer pain points.

Gopalan brings extensive technology expertise to the CEO role, powered by a customer-centric vision for driving growth through innovation and technology transformation. Before T-Mobile, he was most recently CEO of Deutsche Telekom’s Germany business, where he doubled the company’s growth rate, scaled its fiber business to millions of homes and achieved record mobile market share while earning market-leading customer satisfaction scores. He previously held senior leadership roles at Bharti Airtel, Capital One and Vodafone. In his current role as T-Mobile’s COO, Gopalan has led the entirety of the company’s Technology, Consumer and Business groups. Gopalan is spearheading T-Mobile’s strategic initiative to become the most data-driven, AI-enabled, digital-first company in the industry bringing exceptional experiences to Un-carrier customers and advancing the company’s leadership in 5G and next-generation mobile networks.

“Our culture and brand have made us the most admired and customer-centric company in our industry. What lies ahead of us is even more exciting because over the last 5 years, we have built America’s best network together with digital and AI capabilities that are far ahead of anyone else in our industry,” continued Gopalan. “Customers no longer need to make tradeoffs — at T-Mobile they get the best network, value and experience — all at the same time. This will enable superior growth and taking share in every category we operate in it as we unleash the Un-carrier!”

“Thanks to Mike’s bold vision and successful leadership, T-Mobile is the envy of an industry it has changed for the better by driving exceptional value for investors while reinventing again how companies serve customers and employees,” said Tim Höttges, Deutsche Telekom CEO and Chairman of the Board of T-Mobile US. “I’ve had the privilege of working directly with Srini, and I’ve seen firsthand his proven ability to turn vision into reality. He has the determination, expertise, passion and empathy to be a fantastic CEO for the most innovative company in the industry. On behalf of the Board, I offer our deepest gratitude to Mike for a remarkable tenure and our full confidence to Srini as he leads T-Mobile into its next era.”

Under Sievert’s leadership, T-Mobile became the first and only company to lead in both U.S. wireless and broadband growth — adding tens of millions of customers at rates unmatched by any competitor in U.S. history. During the same period, T-Mobile also added more than $200 billion in market capitalization — making it the world’s most valuable telecommunications company. Sievert hands the reins to Gopalan as the Un-carrier embarks on its next chapter of growth through scaling customer experiences, continued industry disruption and accelerated digital transformation.

###

About T-Mobile US, Inc.

As the supercharged Un-carrier, T-Mobile US, Inc. (NASDAQ: TMUS) is powered by an award-winning 5G network that connects more people, in more places, than ever before. With T-Mobile’s unique value proposition of best network, best value and best experiences, the Un-carrier is redefining connectivity and fueling competition while continuing to drive the next wave of innovation in wireless and beyond. Headquartered in Bellevue, Wash., T-Mobile provides services through its subsidiaries and operates its flagship brands, T-Mobile, Metro by T-Mobile and Mint Mobile. For more information, visit https://www.t-mobile.com.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning T-Mobile US, Inc.’s upcoming leadership transition and future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: competition, industry consolidation and changes in the market for wireless communications services and other forms of connectivity; criminal cyberattacks, disruption, data loss or other security breaches; our inability to timely adopt and effectively deploy network technology developments; our inability to effectively execute our digital transformation and drive customer and employee adoption of emerging technologies; our inability to retain or motivate key personnel, hire qualified personnel or maintain our corporate culture; system failures and business disruptions, allowing for unauthorized use of or interference with our network and other systems; the scarcity and cost of additional wireless spectrum, and regulations relating to spectrum use; the timing and effects of any pending and future acquisition, divestiture, investment, joint venture or merger involving us, including our inability to obtain any required regulatory approval necessary to consummate any such transactions or to achieve the expected benefits of such transactions; adverse economic, political or market conditions in the U.S. and international markets, including changes resulting from increases in inflation or interest rates, tariffs and trade restrictions, supply chain disruptions, fluctuations in global currencies, immigration policies, and impacts of geopolitical instability, such as the Ukraine-Russia and Israel-Hamas wars and further escalations thereof; potential operational delays, higher procurement and operational costs, and regulatory and compliance complexities as result of changes to trade policies, including higher tariffs, restrictions and other economic disincentives to trade; our inability to successfully deliver new products and services; any disruption or failure of our third parties (including key suppliers) to provide products or services for the operation of our business; sociopolitical volatility and polarization and risks related to environmental, social and governance matters; our substantial level of indebtedness and our inability to service our debt obligations in accordance with their terms; changes in the credit market conditions, credit rating downgrades or an inability to access debt markets; our inability to maintain effective internal control over financial reporting; any changes in regulations or in the regulatory framework under which we operate; laws and regulations relating to the handling of privacy, data protection and artificial intelligence; unfavorable outcomes of and increased costs from existing or future regulatory or legal proceedings; difficulties in protecting our intellectual property rights or if we infringe on the intellectual property rights of others; our offering of regulated financial services products and exposure to a wide variety of state and federal regulations; new or amended tax laws or regulations or administrative interpretations and judicial decisions affecting the scope or application of tax laws or regulations; our wireless licenses, including those controlled through leasing agreements, are subject to renewal and may be revoked; our exclusive forum provision as provided in our Certificate of Incorporation; interests of Deutsche Telecom AG (“DT”), our controlling stockholder, which may differ from the interests of other stockholders; our current and future stockholder return programs may not be fully utilized, and our share repurchases and dividend payments pursuant thereto may fail to have the desired impact on stockholder value; future sales of our common stock by DT and SoftBank Group Corp. and our inability to attract additional equity financing outside the United States due to foreign ownership limitations by the Federal Communications Commission; and other risks as disclosed in our most recent annual report on Form 10-K, and subsequent Forms 10-Q and other filings with the Securities and Exchange Commission. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward- looking statements, except as required by law.

Media Contact

T-Mobile US, Inc. Media Relations

MediaRelations@t-mobile.com

Investor Relations Contact

T-Mobile US, Inc.

Investor.Relations@t-mobile.com

https://investor.t-mobile.com